SILVER POINT FINANCE, LLC
Two Greenwich Plaza
Greenwich, CT 06830

Dated as of March 19, 2008

Equity Media Holdings Corporation, as Borrower Representative
1 Shackleford Drive, Suite 400
Little Rock, Arkansas 72111
Attention: Larry E. Morton, President
Fax No.: (501) 221-1101

Re:
First Amendment to Third Amended and Restated Credit Agreement and Forbearance Agreement of even date herewith (the "First Amendment") amending the Third Amended and Restated Credit Agreement dated as of February 13, 2008 (as amended, supplemented and joined, the "Credit Agreement") among EQUITY MEDIA HOLDINGS CORPORATION, as successor by merger to Equity Broadcasting Corporation ("EMHC"), certain of EMHC's affiliates (together with EMHC, "Borrowers"), SILVER POINT FINANCE, LLC, as administrative agent and documentation agent (in such capacity, "Administrative Agent"), WELLS FARGO FOOTHILL, INC., as collateral agent (in such capacity, "Collateral Agent", and together with Administrative Agent, the "Agents"), and the lenders that are from time to time parties thereto (each a "Lender" and collectively the "Lenders").

Ladies and Gentlemen:

This letter agreement (this "Agreement") is the First Amendment to Side Letter Agreement referred to in the First Amendment. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and to induce the Agents and Lenders to enter into the First Amendment, the parties hereto hereby amend the terms of that certain Side Letter Agreement dated as February 13, 2008 (the "Side Letter Agreement") as follows:

1, Section I Amendments. Paragraphs (a) and (b) of Section I of the Side Letter Agreement are hereby amended to read in their entirety as follows:

"(a) Within the time frames set forth in the chart below, Borrowers shall deliver to Agents, and maintain in full force and effect through closing thereunder, executed bona fide purchase agreements with third parties for Dispositions of Stations that will generate, in the aggregate, minimum Net Cash Proceeds as follows:

Not later than the Date that is::	Minimum Aggregate Net Cash Proceeds:
March 30, 2008	$7,500,000
Two Months after March 17, 2008	$10,000,000
Four (4) months after March 17, 2008	$20,000,000
Six (6) months after March 17, 2008	$30,000,000
Eight (8) months after March 17, 2008	$40,000,000;

"(b) Within the time frames set forth in the chart below, Borrowers shall close on Dispositions of Stations that will generate, in the aggregate, minimum Net Cash Proceeds as follows:

Not later than the Date that is:	Minimum Aggregate Net Cash Proceeds:
Four (4) months after March 17, 2008	$7,500,000
Five (5) months after March 17, 2008	$10,000,000
Seven (7) months after March 17, 2008	$20,000,000
Nine (9) months after March 17, 2008	$30,000,000
Eleven (11) months after March 17, 2008	$40,000,000"

2. Section III Amendments. Section III of the Side Letter Agreement is hereby amended to read in its entirety as follows:

"III. Financial Officers. Borrowers shall, at any time after the earlier of (a) April 18, 2008, and (b) the date of any Termination Event, upon the Required Lenders' or Administrative Agent's request, hire a financial advisor and/or chief restructuring officer at Borrowers' cost and expense, provided, that such date shall be extended to April 30, 2008 if EMHC issues additional Equity Securities or Indebtedness permitted by the Credit Agreement and receives cash proceeds of $5,000,000 in exchange therefor prior to March 28, 2008. Such financial advisor and/or chief restructuring officer shall be selected and hired by EMHC, shall be reasonably acceptable to Agents and shall have duties and rights reasonably satisfactory to Agents. Borrowers shall commence the selection process for such parties promptly after the earlier to occur of (a) March 28, 2008, and (b) the occurrence of a Termination Event."

3. Additional Definition. (a) The following definition is hereby added to the Side Letter Agreement as Section III-A (other than the Designated Defaults as defined in the First Amendment):

"For the purpose of this Agreement, “Termination Event” shall mean the occurrence of any one or more of the following events:

(a) any misrepresentation by Borrowers made in the Credit Agreement or this letter, as amended, supplemented or otherwise modified from time to time;

(b) any default by any Person other than an Agent or any Lender in the due observance or performance of, or compliance with, any covenant, condition or agreement contained in the Credit Agreement or this letter, as the same may be amended, supplemented or otherwise modified from time to time;

(c) the occurrence of a Default or an Event of Default under Article VIII of the Credit Agreement (other than a Default under paragraph (d)(ii) of Article VIII by reason of any default by Borrowers in earning minimum required levels of Minimum Revenues and EBITDA under Section 5.06(a) of the Credit Agreement for the month of February 2008)."

(b) A new Exhibit A is hereby added to the Side Letter Agreement to read in its entirety in the form of Exhibit A attached hereto and made a part hereof.

4. Miscellaneous Provisions.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THAT REQUIRE OR PERMIT APPLICATION OF THE LAWS OF ANY OTHER STATE OR JURISDICTION.

(b) Borrowers acknowledge and agree that, a failure to comply in all respects with the terms of the Side Letter Agreement, as amended hereby, shall constitute an Event of Default under the Credit Agreement and the other Loan Documents.

(c) This Agreement shall, for all purposes, constitute a Loan Document.

(d) This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

(e) Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

(f) By signing this Agreement, Borrowers agree to be bound by the terms and conditions hereof.

(g) Except as amended hereby, the Side Letter Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.

(Signatures begin on the next page.)

Very truly yours,

WELLS FARGO FOOTHILL, INC., as Collateral Agent and a Lender

By:	_____________________________________
Print Name: ____________________________________
Title: _________________________________________

SILVER POINT FINANCE, LLC, as Administrative Agent and Documentation Agent

By:	_____________________________________
Print Name: ____________________________________
Title: _________________________________________

SPF CDO I, LTD., as a Lender

By:	_____________________________________
Print Name: ____________________________________
Title: _________________________________________

SPCP GROUP, LLC, as a Lender

By:	_____________________________________
Print Name: ____________________________________
Title: _________________________________________

FIELD POINT III, LTD., as a Lender

By:	_____________________________________
Print Name: ____________________________________
Title: _________________________________________

FIELD POINT IV, LTD., as a Lender

By:	_____________________________________
Print Name: ____________________________________
Title: _________________________________________

Accepted and agreed as of the day and year first above written.

BORROWERS:
EQUITY MEDIA HOLDINGS CORPORATION

By:	___________________________
Print Name: ___________________________
Title: _______________________________

ARKANSAS 49, INC.
BORGER BROADCASTING, INC.
DENVER BROADCASTING, INC.
EBC HARRISON, INC.
EBC PANAMA CITY, INC.
EBC POCATELLO, INC.
EBC SCOTTSBLUFF, INC.
EBC ST. LOUIS, INC.
EQUITY NEWS SERVICES, INC.,
f/k/a Hispanic News Network, Inc.
FORT SMITH 46, INC.
LA GRANDE BROADCASTING, INC.
LOGAN 12, INC.
MARQUETTE BROADCASTING, INC.
MONTGOMERY 22, INC.
NEVADA CHANNEL 3, INC.
NEWMONT BROADCASTING CORPORATION
PRICE BROADCASTING, INC.
PULLMAN BROADCASTING INC.
REP PLUS, INC.
RIVER CITY BROADCASTING, INC.
ROSEBURG BROADCASTING, INC.
SHAWNEE BROADCASTING, INC.
TV 34, INC.
VERNAL BROADCASTING, INC.
WOODWARD BROADCASTING, INC.
EBC MINNEAPOLIS, INC.
EBC DETROIT, INC.
EBC BUFFALO, INC.
EBC WATERLOO, INC.
EBC ATLANTA, INC.
EBC SEATTLE, INC.
EBC KANSAS CITY, INC.
EBC SYRACUSE, INC.

NEVADA CHANNEL 6, INC.
EBC PROVO, INC.
EBC SOUTHWEST FLORIDA, INC.
EBC LOS ANGELES, INC.
EBC BOISE, INC.
C.A.S.H. SERVICES, INC. f/k/a Skyport
Services, Inc.
EBC NASHVILLE, INC.
EBC JACKSONVILLE, INC.

By:	_____________________________
James Hearnsberger
Vice President of Each